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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 10, 2003


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)



         Delaware                        0-25581               06-1528493
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(State or other Jurisdiction     (Commission File Number)    (IRS Employer
      of Incorporation)                                     Identification No.)



    800 Connecticut Avenue, Norwalk, Connecticut               06854
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         (Address of principal office)                       (zip code)



                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 9.    REGISTRATION FD DISCLOSURE.

4TH QUARTER ENDED DECEMBER 31, 2002 EARNINGS

         On February 10, 2003, priceline.com Incorporated, a Delaware corporation, announced its results for the 4th quarter ended December 31, 2002. The information is qualified in its entirety by reference to the press release (which includes a financial and statistical supplement issued by priceline.com on February 10, 2003), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The supplement and related information is unaudited and intended as a supplement to, and should be read in conjunction with, priceline.com's audited financial statements and the notes thereto filed with the SEC on Form 10-K and quarterly financial statements filed with the SEC on Form 10-Q.

                  EXHIBITS.

                  99.1 Press Release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on February 10, 2003 relating to its 4th quarter ended December 31, 2002 earnings.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRICELINE.COM INCORPORATED




                                    By:    /s/ Jeffery H. Boyd
                                           ------------------------------------
                                           Name:    Jeffery H. Boyd
                                           Title:   President and Chief
                                                    Executive Officer


Date:  February 11, 2003


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                                  EXHIBIT INDEX


                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------

                  99.1 Press Release (which includes a financial and statistical supplement and related information) issued by priceline.com Incorporated on February 10, 2003 relating to its 4th quarter ended December 31, 2002 earnings.